Exhibit 99.2

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

x
In re:	:	Chapter 11
:
	:	Case No. 20-11439 (LSS)
LIBBEY GLASS INC., et al.,[1]	:
	:	(Jointly Administered)
Debtors.	:
	:	Re: Docket No. 598
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NOTICE OF (I) EFFECTIVE DATE AND

ENTRY OF ORDER CONFIRMING THE FIRST AMENDED

JOINT PLAN OF REORGANIZATION FOR LIBBEY GLASS INC. AND ITS

AFFILIATE DEBTORS UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

AND (II) ESTABLISHING DEADLINE FOR THE FILING OF ADMINISTRATIVE

CLAIMS AND CONTRACT REJECTION CLAIMS AGAINST THE DEBTORS

TO ALL CREDITORS, OLD PARENT INTEREST HOLDERS, AND OTHER PARTIES-IN-INTEREST:

PLEASE TAKE NOTICE that on October 15, 2020, Libbey Glass Inc. and its affiliated debtors, as debtors and debtors-in-possession in the above-captioned chapter 11 cases (collectively, the “Debtors”) filed the First Amended Joint Plan of Reorganization for Libbey Glass Inc. and its Affiliate Debtors under Chapter 11 of the Bankruptcy Code (Docket No. 574) (together with the Plan Supplement, in each case as may be amended, modified, or supplemented from time to time, the “Plan”).2

PLEASE TAKE FURTHER NOTICE that a hearing to consider confirmation of the Plan was held on October 19, 2020.

PLEASE TAKE FURTHER NOTICE that on October 20, 2020, the Bankruptcy Court entered the Order Confirming the First Amended Joint Plan of Reorganization for Libbey Glass Inc. and its Affiliate Debtors under Chapter 11 of the Bankruptcy Code (Docket No. 598) (the “Confirmation Order”).

1  The Debtors in these cases, along with the last four digits of each Debtor’s federal tax identification number are: Libbey Glass Inc. (4107), Libbey Inc. (9357), Libbey.com LLC (6913), Syracuse China Company (1904), The Drummond Glass Company (0383), LGC Corp. (6034), LGAC LLC (0497), World Tableware Inc. (1231), LGFS Inc. (0975), LGAU Corp. (5531), LGA4 Corp. (5673), and LGA3 Corp. (1505).  The Debtors’ mailing address is P.O. Box 10060, Toledo, Ohio 43699-0060.

2 Capitalized terms used in this notice but not otherwise defined herein shall have the meanings ascribed to them in the Plan.

PLEASE TAKE FURTHER NOTICE that the Plan was substantially consummated, and the Effective Date of the Plan occurred, on November 13, 2020.

PLEASE TAKE FURTHER NOTICE that the terms of the Plan, the Plan Supplement, and the Confirmation Order are immediately effective and enforceable and deemed binding upon the Debtors, and any and all Holders of Claims or Old Parent Interests (regardless of whether such Claims or Old Parent Interests are deemed to have accepted or rejected the Plan), all Entities that are parties to or are subject to the settlements, compromises, releases, and injunctions described in the Plan, each Entity acquiring property under the Plan, the Confirmation Order and any and all non- Debtor parties to Executory Contracts and Unexpired Leases with the Debtors.

Deadline For Filing Administrative Claims and Contract Rejection Claims

PLEASE TAKE FURTHER NOTICE that December 14, 2020, at 5:00 p.m. (Prevailing Eastern Time) (the “Administrative Claims Bar Date”) was established by the Bankruptcy Court as the deadline by which holders of Administrative Claims must file proofs of administrative claim against the Debtors. The proof of administrative claim form (the “Proof of Administrative Claim Form”) is available free of charge on the Debtors’ restructuring website: https://cases.primeclerk.com/libbey/.

PLEASE TAKE FURTHER NOTICE that Holders of the following Administrative Claims are not required to file a Proof of Administrative Claim on or before the Administrative Claims Bar Date solely with respect to such Administrative Claim: (i) an Administrative Claim against the Debtors for which a signed proof of administrative claim has already been properly filed with the Clerk of the Bankruptcy Court for the District of Delaware or the Voting and Claims Agent in a form substantially similar to the Proof of Administrative Claim Form; (ii) an Administrative Claim that has been previously allowed, and/or paid in full by the Debtors, in accordance with the Bankruptcy Code or an order of the Bankruptcy Court, (iii) an Administrative Claim that constitutes a Professional Fee Claim, and (iv) any claim of any “governmental unit,” as that term is defined under the Bankruptcy Code, under section 503(b)(1)(D) of the Bankruptcy Code (collectively, the “Excluded Administrative Claims”).

PLEASE TAKE FURTHER NOTICE that December 14, 2020, at 5:00 p.m. (Prevailing Eastern Time) (the “Contract Rejection Claims Bar Date” and together with the Administrative Claims Bar Date, the “Applicable Bar Date”) was established by the Bankruptcy Court as the deadline by which Holders of Claims arising from rejection of Executory Contracts or Unexpired Leases must file proofs of claim against the Debtors (the “Contract Rejection Claims”). The proof of claim form is available free of charge on the Debtors’ restructuring website: https://cases.primeclerk.com/libbey/. A separate rejection notice will be sent to all known non-Debtor contract counterparties to such rejected contracts and leases with a proof of claim form (the “Proof of Contract Rejection Claim Form” and together with the Proof of Administrative Claim Form, the “Applicable Forms”).

PLEASE TAKE FURTHER NOTICE that Contract Rejection Claims will be treated as Class 6 General Unsecured Claims.

PLEASE TAKE FURTHER NOTICE that all Holders of Administrative Claims (other than Excluded Administrative Claims) and Contract Rejection Claims must submit (by overnight mail, courier service, hand delivery, regular mail or in person) an original, written Proof of Administrative Claim Form or Proof of Contract Rejection Claim Form, as applicable, so as to be actually received by the Voting and Claims Agent, by no later than 5:00 p.m. (Prevailing Eastern Time) on or before December 14, 2020, at the following address:

Libbey Glass Inc. Ballot Processing

c/o Prime Clerk LLC

One Grand Central Place

60 East 42nd Street, Suite 1440

New York, NY 10165

Alternatively, such holders may submit these documents electronically by completing them through the following website: https://cases.primeclerk.com/libbey/.

PLEASE TAKE FURTHER NOTICE that the Applicable Forms will be deemed timely filed only if actually received by the Voting and Claims Agent on or before the Applicable Bar Date. The Applicable Forms may not be delivered by facsimile, telecopy, or e-mail transmission. Any facsimile, telecopy, or electronic mail submissions will not be accepted and will not be deemed filed until the Applicable Form is submitted to the Voting and Claims Agent by overnight mail, courier service, hand delivery, regular mail, in person or electronically through the Voting and Claims Agent’s website.

PLEASE TAKE FURTHER NOTICE that parties wishing to receive acknowledgment that their Applicable Forms were received by the Voting and Claims Agent must submit (i) a copy of the Applicable Form and (ii) a self-addressed, stamped envelope (in addition to the original Applicable Form sent to the Voting and Claims Agent).

PLEASE TAKE FURTHER NOTICE that to be valid, your Applicable Form MUST be (i) signed by the applicable Holder of the Administrative Claim or Contract Rejection Claim, as applicable; (ii) written in the English language; (iii) denominated in lawful currency of the United States; and (iv) submitted with copies of any supporting documentation or an explanation of why any such documentation is not available.

PLEASE TAKE FURTHER NOTICE that any Holder of an Administrative Claim or Contract Rejection Claim, as applicable, who is required, but fails, to file the Applicable Form with the Voting and Claims Agent on or before the Applicable Bar Date shall be forever barred, estopped and enjoined from asserting such claim against the Debtors or the Reorganized Debtors, and the Debtors’ and the Reorganized Debtors’ property shall be forever discharged from any and all indebtedness or liability with respect to such claim.

PLEASE TAKE FURTHER NOTICE that the Plan and the Confirmation Order may be viewed for free at the website of the Voting and Claims Agent at: https://cases.primeclerk.com/libbey/, or for a fee on the Bankruptcy Court’s website at http://www.deb.uscourts.gov.

Dated: November 13, 2020 Wilmington, Delaware	RICHARDS, LAYTON & FINGER, P.A.

/s/ Zachary I. Shapiro
John H. Knight (Bar No. 3848)
Russell C. Silberglied (Bar No. 3462)
Paul N. Heath (No. 3704)
Zachary I. Shapiro (No. 5103)
One Rodney Square
920 North King Street
Wilmington, Delaware 19801
Telephone: (302) 651-7700
Facsimile: (302) 651-7701

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LATHAM & WATKINS LLP

George A. Davis (admitted pro hac vice)

Keith A. Simon (admitted pro hac vice)

David Hammerman (admitted pro hac vice)

Anu Yerramalli (admitted pro hac vice)

Madeleine C. Parish (admitted pro hac vice)

885 Third Avenue

New York, New York 10022

Telephone: (212) 906-1200

Facsimile: (212) 751–4864

Attorneys for Reorganized Debtors

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